UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                January 14, 2009
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

           Nevada                      000-52319                 20-5086877
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


              1717 St. James Place, Suite 205, Houston, Texas 77056
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               (Address of principal executive offices) (Zip Code)


                                 (713) 877-8847
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 9, 2009, based on discussions between authorized officers of the Company and the Company's outside independent accountants it was determined an accounting error has occurred related to the October 2007 acquisition of assets from Star of Texas Energy Services, Inc. The error resulted in an overstatement of assets, liabilities, income and expenses on the financial statements for the twelve months ended May 31, 2008 and for the three months ended August 31, 2008 and restatement of those periods is required.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              EXTERRA ENERGY INC.,


                                              /s/ John Punzo
                                              ----------------------------------
                                              JOHN PUNZO
                                              Chief Executive Officer

                                              Dated: January 14, 2009